--------------------------------------------------------------------------------
                             PRELIMINARY TERM SHEET
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                                    GMAC RFC


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                           $350,000,000 (APPROXIMATE)
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                          RFMSII SERIES 2002-HS1 TRUST
                   HOME EQUITY LOAN PASS-THROUGH CERTIFICATES
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                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
--------------------------------------------------------------------------------

          The following is a preliminary Term Sheet. All terms and statements are subject to change.






                               SalomonSmithBarney
                           A Member of citigroup(logo)

                                JANUARY 15, 2002

--------------------------------------------------------------------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus and by any other information subsequently filed with the Securities and Exchange Commission
(SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

RFMSII SERIES 2002-HS1
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2002-HS1
$350,000,000 (APPROXIMATE)
________________________________________________________________________________



                                           STRUCTURE OVERVIEW
----------------------------------------------------------------------------------------------------------
                                               TO 10% CALL

Class          Original     Type(    2)       WAL  Principal   PaymentInterest    Stated      Expected
               Principal                     (yrs)  Payment     Delay Accrual     Final        Ratings
             Balance                                 Window    (days)  Basis    Maturity(3) (Moody's/S&P)
                ($)(1)                               (mos)
OFFERED CLASSES
A-1          136,500,000    Float - Sr - Seq  0.90     1-20       0    Act/360   Aug 2014      Aaa/AAA
A-2          45,000,000     Fixed - Sr - Seq  2.00    20-28      24    30/360    Oct 2016      Aaa/AAA
A-3          54,000,000     Fixed - Sr - Seq  3.00    28-49      24    30/360    Oct 2016      Aaa/AAA
A-4          25,500,000     Fixed - Sr - Seq  5.00    49-79      24    30/360    Oct 2016      Aaa/AAA
A-5          11,125,000     Fixed - Sr - Seq  6.65    79-80      24    30/360    Oct 2031      Aaa/AAA
A-6 (NAS)    35,000,000       Fixed - Sr -    5.79    40-80      24    30/360    Oct 2016      Aaa/AAA
                                Lockout
A- IO        98,000,000(4)    Fixed - I/O      -        -        24    30/360    July 2004     Aaa/AAA
M-1          16,625,000       Fixed - Sub     4.63    39-80      24    30/360    Oct 2031      Aa2/AA
M-2          13,125,000       Fixed - Sub     4.60    37-80      24    30/360    Oct 2031       A2/A
M-3           7,000,000       Fixed - Sub     4.57    37-80      24    30/360    Oct 2031     Baa1/BBB
NON-OFFERED CLASS
B             6,125,000       Fixed - Sub      -        -         -    30/360    Oct 2031      Ba1/BB

------------ ----------- ------------------- ----- ---------- ------- --------- ----------- --------------



(1)  Subject to a variance of +/- 5.0%.

(2)  Subject   to  a   Net   WAC   Rate,   as   applicable.   See   "Transaction
     Overview-Interest Distributions-Certificates".

(3) Calculated, in the case of the Class A-1 through Class A-4 Certificates and the Class A-6 Certificates (not including the Class A-IO Certificates) assuming a 0.0% Prepayment Assumption, a required overcollateralization amount of $0 and no excess interest. With respect to Class A-5, Class M and Class B Certificates, equal to the Distribution Date immediately following the latest maturity date for any mortgage loan.

(4)Initial Notional Amount based on a schedule as set forth herein under "Transaction Overview-Class A-IO Certificates".



This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

SECURITIES:  $350,000,000 adjustable- and fixed-rate Class A-1 through Class A-6
     Certificates and the Class A-IO Certificates (together, the "Class A Certificates"), fixed-rate Class M-1 through Class M-3 Certificates (the "Class M Certificates") and fixed-rate Class B Certificates.(1)

DEPOSITOR: Residential Funding Mortgage Securities II, Inc. ("RFMSII")

SELLER & MASTER SERVICER: Residential Funding Corporation (the "Seller", "Master
     Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SPECIAL  SERVICER:  HomeComings  Financial  Network,  Inc.  ("HomeComings"),   a
     wholly-owned subsidiary of RFC and an approved "Special Servicer" by Standard & Poor's and Fitch Inc., will act as Special Servicer.

CUT-OFF DATE: The information presented is based upon the Cut-Off Date of January 1, 2002. The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.

EXPECTED TIMING:  o       Pricing Date: On or about January [17], 2002.
                  o       Settlement Date: On or about January 30, 2002.
                  o       First Payment Date: February 25, 2002.

COLLATERAL                 DESCRIPTION:    Comprised   of   9,002    fixed-rate,
                           closed-end mortgage loans secured by primarily 2nd liens on one-to-four family residential properties with combined LTVs not in excess of 100% totaling
                           $351,302,213.03 as of the Cut-Off Date. The actual pool balance as of the closing date is expected to be approximately $350,000,000.

STRUCTURE:  Sequential  pay with a  Step-I/O  Class and NAS Class  supported  by fixed-rate collateral. Class A-1 will be issued as floating-rate Certificates and Classes A-2 through B will be issued as fixed-rate Certificates.

PREPAYMENT ASSUMPTION: Initial 4% CPR ramping up to 28% CPR over the first 12 months, where it will remain at 28% CPR thereafter.



(1) The Class A and Class M Certificates will, and the Class B Certificates will not, be offered by the prospectus supplement.

--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

CLASSA-IO CERTIFICATES: The Class A-IO Certificates will pay a coupon of 7.00% per annum for the February 2002 through July 2004 Distribution Dates. It does not have a principal balance and will only be entitled to interest on these 30 Distribution Dates. Interest will accrue on a notional amount (the "Notional Amount") equal to the lesser of: (a) the related Scheduled Notional Amount set forth in the following schedule and (b) the sum of the aggregate principal balance of the mortgage loans, prior to giving effect to actual payments of principal received during the related Collection Period.


                                     SCHEDULED

         DISTRIBUTION                NOTIONAL

             DATES                  AMOUNT ($)

              1-3                   98,000,000

              4-6                   90,000,000

              7-9                   79,000,000

             10-12                  66,000,000

             13-15                  56,000,000

             16-18                  47,000,000

             19-21                  39,000,000

             22-24                  33,000,000

             25-27                  27,000,000

             28-30                  23,000,000
               31+                        0

CLASS A-6 PRINCIPAL
DISTRIBUTION:

        Class A-6 Lockout
     Distribution          Amount: The Class A-6 Lockout  Distribution Amount is
                           equal to the  product  of (x) the Class  A-6  Lockout
                           Percentage for that Distribution Date and (y) the Class A-6 Pro-Rata Distribution Amount for that
                           Distribution  Date.  In no event  shall the Class A-6
                           Lockout Distribution Amount for a Distribution Date exceed the Principal Distribution Amount for that Distribution Date.

 Class A-6 Lockout
       Percentage:  Class A-6 Lockout Percentage is equal to the following:

                      Distribution Dates                Class A-6
                    Lockout Percentage
                                1 -
                    36                                     0%
                               37 -
                    60                                    45%
                               61 -
                    72                                    80%
                               73 -
                    84                                   100%
                              85 and
                    thereafter                           300%

       Class A-6 Pro-Rata
     Distribution          Amount: Class A-6 Pro-Rata  Distribution Amount is an
                           amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal
                           Balance of the Class A-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal
                           Balance of the Class A  Certificates  (other than the
                           Class A-IO Certificates) immediately prior to that Distribution Date and (y) the Class A Principal
                           Distribution Amount.

------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
------------------------------------------------------------------------------

CREDIT ENHANCEMENT:  Credit enhancement with respect to the Certificates will be
     provided  by  (1)  Excess  Spread,  (2)   Overcollateralization,   and  (3)
     Subordination.

Excess Spread: Because the mortgagors are expected to pay more interest on the mortgage loans than is necessary to pay interest on the Certificates, along with fees and expenses of the trust each month, there may be excess interest. On each Distribution Date this excess interest may be used to protect the Certificates against most types of losses by making an additional payment of principal and/or interest.

Overcollateralization: On the Closing Date, the initial Overcollateralization amount will be equal to 0.00% of the aggregate Cut-Off Date pool balance. Commencing with the April 2002 Distribution Date, Excess Spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the Certificates then entitled to receive payments of principal, until the aggregate pool balance exceeds the aggregate Certificate balance by a specified amount. This excess represents Overcollateralization. The "Required Overcollateralization Amount" will be equal to 0.50% of the aggregate Cut-Off Date pool balance.

Subordination: If the Class M or Class B Certificates remain outstanding, losses on the mortgage loans which are not covered by Excess Spread or Overcollateralization will be allocated first to the Class B Certificates and then to the outstanding class of Class M Certificates in reverse order based on numerical class designation. If none of the Class M Certificates or Class B Certificates are outstanding, all of these losses will be allocated to the Class A Certificates.

CLEANUP CALL: The Master Servicer will have the option to purchase all of the loans or all of the Certificates, as applicable, on the Distribution Date on which the aggregate principal balance of the loans after applying payments received in the related collection period falls below 10% of its original aggregate principal balance as of the Cut-Off Date. Please refer to "Class A-IO Certificates Yield Considerations" regarding the effects of the cleanup call on the Class A-IO Certificates.

--------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

DISTRIBUTION DATE: 25th of each month (or the next business day if such day is not a business day) commencing in February 2002.

INTEREST RATE CAPS:
        Net Mortgage Rate: The Net Mortgage Rate is, with respect to any Distribution Date and any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

     Class A Net WAC Rate: On or prior to the Distribution Date in July 2004, the Pass-Through Rate on the Class A Certificates, other than the Class A-IO Certificates, is subject to a cap equal to the weighted average of the net mortgage rates on the mortgage loans, adjusted for the interest payable on the Class A-IO Certificates.
 Subordinate Net WAC Rate:
                            The  Pass-Through  Rate on the  Class M and  Class B
                            Certificates is the lesser of the applicable fixed-rate set forth above and a cap equal to the weighted average of the net mortgage rates on the mortgage loans, adjusted for the interest payable on the Class A-IO Certificates.

STEP-UP COUPON: On the second Distribution Date after the first possible optional termination date, the Class A-5, Class M-1 through Class B coupons will increase by 0.50% subject to the applicable Net WAC Cap.

MASTER SERVICING AND
SUB-SERVICING  FEES:        Master Servicing Fee: 0.08% per annum.
                            Sub-servicing Fee: 0.50% per annum.

ADVANCES: There is no required advancing of delinquent principal or interest on the mortgage loans by the Master Servicer, the Sub-Servicer, the Trustee or any other entity.

PRIORITY OF DISTRIBUTIONS

                            On each Distribution Date, principal and interest collections will be allocated from the payment account in the following order of priority: (1) To pay accrued interest due on the Class A, Class M-1, Class
                                  M-2,  Class M-3, and Class B  Certificates  in
                            that order; (2) To pay as principal to the Class A Certificates (other than the
                                  Class A-IO Certificates) Class M-1, Class M-2, Class M-3, and Class B Certificates, in that order, including distribution of principal to those Certificates to cover some realized losses and, except on the first two Distribution Dates, distribution of additional principal to those Certificates from the excess cash flow on the mortgage loans, until the required level of Overcollateralization is reached;

                            (3) Payment to the Class A, Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, in respect of prepayment interest shortfalls.

                    (4) Any remaining amounts to the holders of the non-offered Certificates.

---------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
---------------------------------------------------------------------------

INTEREST DISTRIBUTIONS

INTEREST ACCRUAL PERIOD:

                    o Class A-1 Certificates: from and including the preceding Distribution Date (for the first distribution period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

                           o The  Class A-2  through  Class B  Certificates  and
                             Class A-IO Certificates: calendar month preceding the current Distribution Date on a 30/360 basis.

CERTIFICATES:  The Class A-1 Pass-Through Rate will be equal to the least of (a)
     1-month LIBOR plus [00]%, (b) 8.00% per annum, and (c) the Class A Net WAC Rate.

                           The Pass-Through Rate for the Class A-2 through Class A-6 Certificates will be equal to the lesser of (a) the related fixed-rate coupon for each class or (b) the Class A Net WAC Rate.

                           The Pass-Through Rate for the Class M and Class B Certificates will be equal to the lesser of (a) the related fixed-rate coupon for each class or (b) the Subordinate Net WAC Rate.

                           Any interest reductions due to the Net WAC Rate Caps or with respect to the Class A-1 Certificates, the application of clause (b) from the third preceding paragraph, will not be reimbursed.


CLASS A-IO CERTIFICATES: The Class A-IO Certificates will pay a coupon equal to the Class A-IO Pass-Through Rate for the February 2002 through July 2004 Distribution Dates. The Class A-IO Certificates do not have principal balances and will only be entitled to interest on a Notional Amount (as defined below) on these 30 Distribution Dates.

               Class A-IO
       Pass-Through        Rate:   For  the  February  2002  through  July  2004
                           Distribution Dates, the Class A-IO Pass-Through Rate will equal 7.00% per annum. Commencing on the August
                           2004 Distribution Date and for all Distribution Dates thereafter, the Class A-IO Pass-Through Rate will equal 0.00%.

               Class A-IO
         Notional Amount: Immediately prior to any Distribution Date, the lesser of (a) the Scheduled Notional Amount or
                           (b) the sum of the aggregate principal balance of the mortgage loans, prior to giving effect to actual payments of principal received during the related Collection Period.

------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS

                           On each Distribution Date prior to the Stepdown Date, and thereafter if a Trigger Event (as defined in the Pooling and Servicing Agreement) is in effect, available principal will be distributed as follows:
                           (1) Class A Certificates, other than the Class A-IO Certificates, allocated as described below,  until each class
                           is paid in full; (2) Class M-1 Certificates, until paid in full; (3) Class M-2 Certificates, until paid in full; (4) Class M-3 Certificates, until paid in full; and (5) Class B Certificates, until paid in full.

                           On each Distribution Date on or after the related Stepdown Date for which a Trigger Event is not in effect, available principal will be distributed as follows:
                           (1) Class A Certificates, allocated as described below, until the aggregate principal balance of the Class A Certificates equals 74.5% of the pool balance after applying payments received in the related collection period;
                           (2) Class M-1 Certificates, until the aggregate principal balance of the Class A and Class M-1 Certificates equals 84.0% of the pool balance after applying payments received in the related collection period;
                           (3) Class M-2 Certificates, until the aggregate principal balance of the Class A, M-1, and M-2 Certificates equals 91.5% of the pool balance after applying payments received in the related collection period;
                           (4) Class M-3 Certificates, until the aggregate principal balance of the Class A, M-1, M-2 and M-3 Certificates equals 95.5% of the pool balance after applying payments received in the related collection period; and
                           (5) Class B Certificates, until the aggregate principal balance of the Class A, M-1, M-2, M-3 Certificates and B Certificates equals 99.0% of the pool balance after applying payments received in the related collection period.

           Stepdown Date: The earlier to occur of (a) the Distribution Date on which the Class A Certificates have been paid in full and (b) the later to occur of (x) the Distribution Date in February 2005 and (y) the first Distribution Date on which the aggregate principal balance of the Class A Certificates is less than or equal to 74.5% of the pool balance after applying payments received in the related collection period, subject to certain conditions specified in the Pooling and Servicing Agreement.

  Principal Distributions
for                        Class  A  Certificates:   Amounts   distributable  as
                           principal  on  the  Class  A  Certificates   on  each
                           Distribution Date will be distributed as follows:

           (1) Class A-6 Certificates, in an amount equal to the Class A-6 Lockout Distribution Amount for that Distribution Date, until paid in full;
           (2)     Class A-1 Certificates, until paid in full;
           (3)     Class A-2 Certificates, until paid in full;
           (4)     Class A-3 Certificates, until paid in full;
           (5)     Class A-4 Certificates, until paid in full;
           (6)     Class A-5 Certificates, until paid in full; and
           (7)     Class A-6 Certificates, until paid in full.

------------------------------------------------------------------------------
                        TRANSACTION OVERVIEW (CONTINUED)
------------------------------------------------------------------------------

TAXATION: The Trust will be established as one or more REMICs for Federal Income
     Tax purposes.

ERISA CONSIDERATIONS: The Class A and Class M Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

LEGAL INVESTMENT:          None of the Certificates will be SMMEA eligible.

TRUSTEE:                   JPMorgan Chase Bank

FORM OF REGISTRATION: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:

o The Class A Certificates, other than the Class A-IO Certificates, and the Class M-1 Certificates: $25,000

o    Class A-IO Certificates: $2,000,000 Notional Amount

o    Classes M-2 and M-3 Certificates: $250,000

UNDERWRITERS: Lead Manager:  Salomon Smith Barney
              Co-Manager:    Residential Funding Securities Corporation

-------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
-------------------------------------------------------------------------------

                                   TO 10% CALL

% OF PREPAYMENT              0%          50%          75%         100%         125%        150%
ASSUMPTION

CLASS A-1
AVG. LIFE (YRS)             6.91         1.52        1.12         0.90         0.76        0.66
WINDOW (MOS)                1-150        1-37        1-26         1-20         1-17        1-14
EXPECTED FINAL MAT.        July-14    February-05  March-04    SEPTEMBER-03  June-03     March-03

CLASS A-2
AVG. LIFE (YRS)             13.78        3.74        2.59         2.00         1.63        1.38
WINDOW (MOS)               150-177      37-55        26-37        20-28       17-23        14-19
EXPECTED FINAL MAT.      October-16   August-06   February-05    MAY-04     December-03  August-03

CLASS A-3
AVG. LIFE (YRS)             14.74        6.73        4.25         3.00         2.29        1.90
WINDOW (MOS)               177-177      55-121       37-70        28-49       23-33        19-27
EXPECTED FINAL MAT.      October-16   February-12 November-07  FEBRUARY-06  October-04   April-04

CLASS A-4
AVG. LIFE (YRS)             14.74       11.43        7.68         5.00         3.33        2.47
WINDOW (MOS)               177-177     121-142      70-105        49-79       33-52        27-32
EXPECTED FINAL MAT.      October-16   November-13 October-10    AUGUST-08     May-06    September-04

CLASS A-5
AVG. LIFE (YRS)             14.74       11.82        8.74         6.65         4.85        2.81
WINDOW (MOS)               177-177     142-142      105-105       79-80       52-64        32-35
EXPECTED FINAL MAT.      October-16   November-13 October-10   SEPTEMBER-08   May-07    December-04

CLASS A-6 (NAS)
AVG. LIFE (YRS)             9.88         7.12        6.50         5.79         5.06        4.12
WINDOW (MOS)               37-177       37-142      37-105        40-80       44-64        35-52
EXPECTED FINAL MAT.      October-16   November-13 October-10   SEPTEMBER-08   May-07      May-06

CLASS M-1
AVG. LIFE (YRS)             14.54        8.12        5.86         4.63         4.07        3.92
WINDOW (MOS)               157-177      50-142      37-105        39-80       40-64        43-52
EXPECTED FINAL MAT.      October-16   November-13 October-10   SEPTEMBER-08   May-07      May-06

CLASS M-2
AVG. LIFE (YRS)             14.54        8.12        5.86         4.60         3.95        3.64
WINDOW (MOS)               157-177      50-142      37-105        37-80       38-64        39-52
EXPECTED FINAL MAT.      October-16   November-13 October-10   SEPTEMBER-08   May-07      May-06

CLASS M-3
AVG. LIFE (YRS)             14.54        8.12        5.86         4.57         3.89        3.52
WINDOW (MOS)               157-177      50-142      37-105        37-80       37-64        38-52
EXPECTED FINAL MAT.      October-16   November-13 October-10   SEPTEMBER-08   May-07      May-06

------------------------ ------------ ----------- ------------ ------------ ----------- ------------





----------------------------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
----------------------------------------------------------------------------------------------------

                                   TO MATURITY

% OF PREPAYMENT              0%          50%          75%         100%         125%        150%
ASSUMPTION

CLASS A-1
AVG. LIFE (YRS)             6.91         1.52        1.12         0.90         0.76        0.66
WINDOW (MOS)                1-150        1-37        1-26         1-20         1-17        1-14
EXPECTED FINAL MAT.        July-14    February-05  March-04    SEPTEMBER-03  June-03     March-03

CLASS A-2
AVG. LIFE (YRS)             13.78        3.74        2.59         2.00         1.63        1.38
WINDOW (MOS)               150-177      37-55        26-37        20-28       17-23        14-19
EXPECTED FINAL MAT.      October-16   August-06   February-05    MAY-04     December-03  August-03

CLASS A-3
AVG. LIFE (YRS)             14.74        6.73        4.25         3.00         2.29        1.90
WINDOW (MOS)               177-177      55-121       37-70        28-49       23-33        19-27
EXPECTED FINAL MAT.      October-16   February-12 November-07  FEBRUARY-06  October-04   April-04

CLASS A-4
AVG. LIFE (YRS)             14.74       12.19        8.23         5.00         3.33        2.47
WINDOW (MOS)               177-177     121-177      70-137        49-79       33-52        27-32
EXPECTED FINAL MAT.      October-16   October-16    June-13     AUGUST-08     May-06    September-04

CLASS A-5
AVG. LIFE (YRS)             15.09       14.74        13.35        10.30        5.11        2.81
WINDOW (MOS)               177-227     177-177      137-177      79-167       52-137       32-35
EXPECTED FINAL MAT.      December-20  October-16  October-16   DECEMBER-15   June-13    December-04

CLASS A-6 (NAS)
AVG. LIFE (YRS)             9.88         7.14        6.62         6.39         6.38        5.30
WINDOW (MOS)               37-177       37-177      37-177       40-165       44-135      35-113
EXPECTED FINAL MAT.      October-16   October-16  October-16   OCTOBER-15    April-13     June-11

CLASS M-1
AVG. LIFE (YRS)             14.54        8.53        6.34         5.03         4.38        4.18
WINDOW (MOS)               157-177      50-177      37-164       39-130       40-105       43-86
EXPECTED FINAL MAT.      October-16   October-16  September-15 NOVEMBER-12  October-10   March-09

CLASS M-2
AVG. LIFE (YRS)             14.54        8.51        6.23         4.91         4.19        3.84
WINDOW (MOS)               157-177      50-177      37-149       37-116       38-93        39-76
EXPECTED FINAL MAT.      October-16   October-16    June-14    SEPTEMBER-11 October-09    May-08

CLASS M-3
AVG. LIFE (YRS)             14.54        8.28        6.00         4.69         3.98        3.59
WINDOW (MOS)               157-177      50-166      37-126        37-97       37-77        38-63
EXPECTED FINAL MAT.      October-16   November-15   July-12    FEBRUARY-10   June-08     April-07

------------------------ ------------ ----------- ------------ ------------ ----------- ------------







-------------------------------------------------------------------------------
                  CLASS A-IO CERTIFICATES YIELD CONSIDERATIONS
-------------------------------------------------------------------------------

    If at any time prior to July 2004, the aggregate pool balance is reduced to the related Scheduled Notional Amount for that date or less, the yield to investors in the Class A-IO Certificates will become extremely sensitive to the rate and timing of principal payments, including prepayments, defaults and liquidations, which may fluctuate significantly over time. Further, if the Master Servicer exercises its option to terminate the trust and such action results in the retirement of the Certificates prior to the Distribution Date in July 2004, then the holders of the Class A-IO Certificates will receive fewer than the 30 distributions of interest that they would otherwise have been entitled to receive. Investors in the Class A-IO Certificates should fully consider the risk that an extremely rapid rate of prepayments on the mortgage loans could result in the failure of such investors to fully recover their investments.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the mortgage loans are listed below as of the Cut-Off Date of January 1, 2002.


                                                 SUMMARY STATISTICS     RANGE (IF APPLICABLE)

  NUMBER OF MORTGAGE LOANS:                      9,002

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $351,302,213.03        $1,956.77 to $299,450.91
  AVERAGE CURRENT PRINCIPAL BALANCE:             $39,024.91

  AGGREGATE ORIGINAL PRINCIPAL BALANCE:          $353,950,620.76        $7,500.00 to $300,000.00
  AVERAGE ORIGINAL PRINCIPAL BALANCE:            $39,319.11

  WTD. AVG. GROSS HOME EQUITY LOAN RATE:         9.62%                  6.00% to 15.99%

  WTD. AVG. ORIGINAL TERM (MONTHS):              179.27                 60.00 to 360.00
  WTD. AVG. REMAINING TERM (MONTHS):             176.86                 55.00 to 357.00

  WTD. AVG. ORIGINAL CLTV:                       89.98%                 7.00% to 100.00%

  WTD. AVG. BORROWER CREDIT SCORE:               716.22                 620.00 to 821.00

  WTD. AVG. BORROWER DTI:                        37.81%                 3.00 to 50.00

  BALLOON LOANS (% OF TOTAL):                    45.81%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               23.62%

  LIEN POSITION (1ST / 2ND):                     0.29% / 99.71%

  GEOGRAPHIC DISTRIBUTION: (1)                   California  26.57%
                                                 Virginia    7.36%
                                                 Maryland    6.23%
                                                 Georgia     5.67%

(1)  Other states account individually for less than 5% of the pool balance.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                  CREDIT SCORE
---------------------------------------------------------------------------------------------------

  RANGE OF CREDIT SCORES            MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  620-639                              136                3,525,143.14                1.00
  640-659                              634               22,986,817.34                6.54
  660-679                              909               37,432,351.71               10.66
  680-699                            1,589               71,243,132.80               20.28
  700-719                            1,405               58,980,979.38               16.79
  720-739                            1,333               51,061,437.89               14.53
  740-759                            1,186               43,203,183.27               12.30
  760-779                            1,090               39,058,464.04               11.12
  780-799                              614               20,517,651.71                5.84
  800-821                              106                3,293,051.75                0.94

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                                 MORTGAGE RATES
---------------------------------------------------------------------------------------------------

  RANGE OF MORTGAGE RATES (%)       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  6.000-6.000                            2                   67,595.80                0.02
  6.501-7.000                            4                  196,230.88                0.06
  7.001-7.500                           18                  874,959.29                0.25
  7.501-8.000                          294               11,400,908.67                3.25
  8.001-8.500                        1,095               35,967,996.98               10.24
  8.501-9.000                        2,092               74,132,469.43               21.10
  9.001-9.500                        1,758               67,981,288.95               19.35
  9.501-10.000                       1,506               65,157,959.96               18.55
  10.001-10.500                        699               31,756,410.66                9.04
  10.501-11.000                        640               28,707,380.74                8.17
  11.001-11.500                        290               11,695,423.66                3.33
  11.501-12.000                        320               12,313,032.71                3.50
  12.001-12.500                        125                4,952,417.68                1.41
  12.501-13.000                        111                3,948,316.48                1.12
  13.001-13.500                         28                1,330,209.81                0.38
  13.501-14.000                         16                  634,058.02                0.18
  14.001-14.500                          2                  125,336.65                0.04
  14.501-15.000                          1                   35,324.41                0.01
  15.501-15.990                          1                   24,892.25                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------






----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------

  RANGE OF PRINCIPAL BALANCES       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                                 LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  7,500.00-24,999.01                 2,636               49,469,122.81               14.08
  25,000.01-49,999.01                4,379              161,426,102.36               45.95
  50,000.01-74,999.01                1,448               89,300,341.89               25.42
  75,000.01-99,999.01                  485               43,263,185.60               12.32
  100,000.01-124,999.01                 21                2,355,603.27                0.67
  125,000.01-149,999.01                 18                2,571,778.56                0.73
  150,000.01-174,999.01                  7                1,156,537.52                0.33
  175,000.01-199,999.01                  2                  364,483.56                0.10
  200,000.01-224,999.01                  3                  635,802.46                0.18
  225,000.01-249,999.01                  2                  459,804.09                0.13
  275,000.01-300,000.00                  1                  299,450.91                0.09

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------

  RANGE OF PRINCIPAL BALANCES       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                                 LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  1,956.77-25,000.00                 2,672               50,210,787.59               14.29
  25,000.01-50,000.00                4,361              161,495,044.35               45.97
  50,000.01-75,000.00                1,434               88,782,267.66               25.27
  75,000.01-100,000.00                 481               42,970,653.06               12.23
  100,000.01-125,000.00                 21                2,355,603.27                0.67
  125,000.01-150,000.00                 18                2,571,778.56                0.73
  150,000.01-175,000.00                  7                1,156,537.52                0.33
  175,000.01-200,000.00                  2                  364,483.56                0.10
  200,000.01-225,000.00                  3                  635,802.46                0.18
  225,000.01-250,000.00                  2                  459,804.09                0.13
  275,000.01-299,450.91                  1                  299,450.91                0.09

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------






----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF ORIGINAL CLTVS (%)         MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  7.00-10.00                             2                   48,418.06                0.01
  10.01-20.00                            7                  281,485.27                0.08
  20.01-30.00                           15                  443,029.95                0.13
  30.01-40.00                           17                  653,852.63                0.19
  40.01-50.00                           48                1,878,157.34                0.53
  50.01-60.00                           83                3,262,695.99                0.93
  60.01-70.00                          203                8,167,315.95                2.32
  70.01-75.00                          235                9,374,143.82                2.67
  75.01-80.00                          605               29,555,259.90                8.41
  80.01-85.00                          500               17,016,008.12                4.84
  85.01-90.00                        2,884               99,486,452.41               28.32
  90.01-95.00                        3,018              118,112,464.74               33.62
  95.01-100.00                       1,385               63,022,928.85               17.94

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                             JUNIOR MORTGAGE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF JUNIOR MORTGAGE RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  2.44-5.00                             83                1,112,840.10                0.32
  5.01-10.00                           638               13,587,492.15                3.87
  10.01-15.00                        2,276               65,893,314.01               18.76
  15.01-20.00                        3,089              120,563,038.27               34.32
  20.01-25.00                          704               31,515,713.82                8.97
  25.01-30.00                          587               27,439,752.85                7.81
  30.01-40.00                          862               44,844,313.06               12.77
  40.01-50.00                          418               24,602,740.41                7.00
  50.01-60.00                          189               12,638,259.30                3.60
  60.01-70.00                           83                5,218,809.21                1.49
  70.01-80.00                           34                1,970,468.30                0.56
  80.01-90.00                           13                  749,134.52                0.21
  90.01-94.77                            2                   75,788.32                0.02

  TOTAL:                             8,978              350,211,664.32               99.69

-------------------------------- ---------------- --------------------------- ---------------------






----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                       ORIGINAL TERM TO SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF ORIGINAL TERM            MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  60                                    56                1,488,595.72                0.42
  84                                     1                   17,208.32                0.01
  96                                     1                   31,532.19                0.01
  120                                  299                9,999,111.90                2.85
  180                                8,518              333,787,614.80               95.01
  240                                   70                3,179,120.02                0.90
  300                                   56                2,783,114.45                0.79
  360                                    1                   15,915.63                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                      REMAINING TERM TO SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF REMAINING TERM           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  55-60                                 56                1,488,595.72                0.42
  73-84                                  1                   17,208.32                0.01
  85-96                                  1                   31,532.19                0.01
  109-120                              299                9,999,111.90                2.85
  145-156                                2                   47,843.85                0.01
  157-168                                8                  283,082.69                0.08
  169-180                            8,508              333,456,688.26               94.92
  217-228                                1                   50,014.72                0.01
  229-240                               69                3,129,105.30                0.89
  289-300                               56                2,783,114.45                0.79
  349-357                                1                   15,915.63                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------










----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------------

  STATE                             MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  CALIFORNIA                         2,239               93,356,715.53               26.57
  VIRGINIA                             646               25,855,482.01                7.36
  MARYLAND                             569               21,881,302.39                6.23
  GEORGIA                              596               19,931,477.10                5.67
  FLORIDA                              371               14,484,073.33                4.12
  WASHINGTON                           367               13,280,337.52                3.78
  COLORADO                             260               10,239,042.06                2.91
  ARIZONA                              275                9,627,133.02                2.74
  NEW JERSEY                           260                9,427,186.80                2.68
  MASSACHUSETTS                        228                9,309,337.80                2.65
  OREGON                               264                7,992,720.68                2.28
  NEW YORK                             159                7,076,586.60                2.01
  OTHER(1)                           2,768              108,840,818.19               31.00

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                                  PROPERTY TYPE
---------------------------------------------------------------------------------------------------

  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY RESIDENCE            6,474              259,290,276.55               73.81
  PUD DETACHED                       1,481               56,487,328.83               16.08
  CONDO                                641               21,441,309.21                6.10
  PUD ATTACHED                         283                9,579,020.12                2.73
  MULTIFAMILY (2-4 UNITS)               66                2,589,542.97                0.74
  TOWNHOUSE                             45                1,666,714.32                0.47
  MANUF. HOME                           11                  204,707.42                0.06
  TOWNHOUSE/ROW HOUSE DET.               1                   43,313.61                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



(1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                 OCCUPANCY TYPE
---------------------------------------------------------------------------------------------------

  PURPOSE                           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PRIMARY RESIDENCE                  8,967              350,231,823.12               99.70
  SECOND HOME                           35                1,070,389.91                0.30

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                                  LIEN POSITION
---------------------------------------------------------------------------------------------------

  POSITION                          MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            22                1,003,785.95                0.29
  SECOND LIEN                        8,980              350,298,427.08               99.71

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                              DEBT-TO-INCOME RATIO
---------------------------------------------------------------------------------------------------

 RANGE OF DEBT-TO-INCOME RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  3.00-5.00                              2                   52,605.10                0.01
  5.01-10.00                            10                  355,347.26                0.10
  10.01-15.00                           46                1,712,709.99                0.49
  15.01-20.00                          200                6,458,520.30                1.84
  20.01-25.00                          516               17,628,862.56                5.02
  25.01-30.00                        1,076               37,855,922.52               10.78
  30.01-35.00                        1,610               57,845,806.90               16.47
  35.01-40.00                        2,094               82,062,731.32               23.36
  40.01-45.00                        2,384              100,032,699.30               28.47
  45.01-50.00                        1,064               47,297,007.78               13.46

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------







----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                             PREPAYMENT PENALTY TERM
---------------------------------------------------------------------------------------------------

  PREPAYMENT PENALTY TERM           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTH)                             LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NONE                               7,507              280,827,411.72               79.94
  6                                     23                1,478,471.13                0.42
  12                                    82                4,285,763.90                1.22
  24                                    31                1,444,916.13                0.41
  36                                 1,340               62,413,574.21               17.77
  42                                     5                  227,661.65                0.06
  48                                     1                   34,827.53                0.01
  60                                    13                  589,586.76                0.17

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------





---------------------------------------------------------------------------------------------------
                                  LOAN PURPOSE
---------------------------------------------------------------------------------------------------

  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  DEBT CONSOLIDATION                 3,073              135,522,327.96               38.58
  PURCHASE MONEY                     3,618              133,088,601.76               37.88
  CASH                               1,042               38,905,603.21               11.07
  LOWER RATE/REDUCED                   826               27,934,335.85                7.95
  HOME IMP/DEBT CONS/ASSET
  ACQUISITION                          249                8,568,823.32                2.44
  OTHER                                144                5,224,572.19                1.49
  CONVENIENCE                           42                1,801,465.27                0.51
  HOME IMP.                              5                  176,410.39                0.05
  ASSET ACQUISITION                      2                   63,204.84                0.02
  EDUCATION                              1                   16,868.24                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------
